                                                                    EXHIBIT 99.1

                            SHARE PURCHASE AGREEMENT



         This SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of May 9, 2002, by and among DT Industries, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

         WHEREAS, the Company and its lenders have agreed to amend the Company's senior credit facility that currently expires on July 2, 2002 (the "Credit Facility") to, among other things, extend the Credit Facility's maturity date to July 2, 2004, reduce the Company's total commitment under the Credit Facility, revise the applicable interest rate and modify various financial covenants in the Credit Facility;

         WHEREAS, in connection with the Company's refinancing of the Credit Facility, the Company and the holders of the 7.16% Convertible Preferred Securities (the "Preferred Securities") of DT Capital Trust (the "Trust") have agreed to restructure the Preferred Securities (and the related junior subordinated debentures of the Company held by the Trust) so that, among other things, $35,000,000 of the outstanding Preferred Securities are converted into or otherwise exchanged for 4,375,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), the $15,085,254 in accrued paid-in-kind distributions on the Preferred Securities as of March 31, 2002 are converted into or otherwise exchanged for 1,885,658 shares of Common Stock, the conversion price of the remaining $35,000,000 of outstanding Preferred Securities (and the related junior subordinated debentures of the Company held by the Trust) is lowered to $14.00 per share, distributions on the Preferred Securities do not accrue after March 31, 2002 until July 2, 2004 and the maturity date of the Preferred Securities is accelerated to May 31, 2008; and

         WHEREAS, a condition to the consummation of the Company's refinancing of the Credit Facility and restructuring of the Preferred Securities is that the Company issue and sell to the Purchasers, and the Purchasers purchase from the Company, an aggregate of 7,000,000 shares of Common Stock (the "Shares") upon the terms and conditions set forth herein.

         IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereby agree as follows:


                                       1.

1.       AUTHORIZATION OF SALE OF THE SHARES

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2.       AGREEMENT TO SELL AND PURCHASE THE SHARES

         2.1 PURCHASE AND SALE

         Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below) that number of Shares set forth opposite such Purchaser's name on Schedule A attached hereto.

         2.2 PURCHASE PRICE

         The purchase price of each Share shall be $3.20 (the "Per Share Price"). The Company shall not, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date (as defined below), sell or issue or enter into an agreement to sell or issue (i) shares of its Common Stock at a price per share (the "Subsequent Price") that is less than the Per Share Price, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged or exercised for, shares of Common Stock at a Subsequent Price that is less than the Per Share Price (a "Subsequent Sale") unless the Company shall, upon the later of the Closing Date or the tenth
(10th) business day following the Subsequent Sale, pay to each Purchaser a cash amount equal to the number of Shares purchased by such Purchaser times the difference between the Per Share Price and the Subsequent Purchase Price; provided, however, that the foregoing shall not apply to options issued by the Company to employees and non-employee directors so long as the exercise price of such options is equal to or greater than the fair market value of the Common Stock on the date of grant.

3.       DELIVERY OF THE SHARES AT THE CLOSING

         (a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Katten Muchin Zavis Rosenman, counsel to the Company, at 525 West Monroe Street, Suite 1600, Chicago, Illinois at 9:00 a.m. local time on the date the conditions to the Closing set forth in Sections 3(c), (d) and (e) are satisfied or, in the case of Sections 3(d) and (e), waived or such other time and date as may be agreed by the parties (the "Closing Date").

         (b) At or prior to the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to each Purchaser at the Closing one or more stock certificates (in such denominations as such Purchaser shall request, the "Certificates") registered in the name of such Purchaser or its custodial designee representing the number of Shares being purchased by such Purchaser (as set forth opposite such Purchaser's name on Schedule A), against payment by such Purchaser of the purchase price for such Shares by wire transfer of immediately available funds. Prior to the Purchasers' delivery of payment for the Shares, the Company will deliver to the Purchasers via facsimile in accordance with Section 10 a copy of the Certificates to be delivered upon Closing.



                                       2.

         (c) The respective obligations of the Company and the Purchasers to complete the issuance, sale and purchase of the Shares at the Closing shall be subject to the satisfaction of the following conditions:

                  (i) the issuance and sale of the Shares shall have been approved by the requisite vote of the Company's stockholders entitled to vote thereon;

                  (ii) the concurrent consummation of the amendment of the Credit Facility in accordance with the Twelfth Amendment to the Fourth Amended and Restated Credit Facilities Agreement attached hereto as Exhibit A; and

                  (iii) the consummation of the restructuring of the Preferred Securities in accordance with the Exchange Agreement attached hereto as Exhibit B (the "Preferred Restructuring") immediately prior to the consummation of the issuance, sale and purchase of the Shares hereunder.

         (d) The Company's obligation to complete the issuance and sale of the Shares to the Purchasers at the Closing shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company:

                  (i) receipt by the Company of the full amount of the purchase price for the Shares being purchased under this Agreement by wire transfer of immediately available funds; and

                  (ii) the representations and warranties made by the Purchasers in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date) and the undertakings of the Purchasers herein shall have been fulfilled in all material respects on or before the Closing.

         (e) The Purchasers' obligations to purchase the Shares from the Company shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by a Purchaser with respect to such Purchaser's obligation:

                  (i) the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects (except to the extent any representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects and except for the representations and warranties in Sections 4.2, 4.3 and 4.12, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date) and the undertakings of the Company herein shall have been fulfilled in all material respects on or before the Closing;

                  (ii) the Company shall have delivered to the Purchasers a certificate executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects (except to the extent any


                                       3.

representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects and except for the representations and warranties in Sections 4.2, 4.3 and 4.12, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date) and that the Company has complied in all material respects with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date;

                  (iii) the Company shall have delivered to Purchasers (a) a legal opinion of its General Counsel in substantially the form attached hereto as Exhibit C and (b) a legal opinion of Katten Muchin Zavis Rosenman with respect to the matters set forth in paragraphs 1, 2, 4, 6 and 7(i) and (ii) of Exhibit C; and

                  (iv) the Company shall have filed with the Nasdaq National Market a Nasdaq Notification for the Listing of Additional Shares covering the Shares.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit D, the Company hereby represents and warrants to the Purchasers as follows:

         4.1 ORGANIZATION AND QUALIFICATION

         Each of the Company and its subsidiaries (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of the jurisdiction of its incorporation; (ii) has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and, with respect to the Company, to enter into and perform its obligations under this Agreement; (iii) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole.

         4.2 CAPITALIZATION

         (a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 1,500,000 shares of preferred stock, par value $0.01 per share.

         (b) As of the date hereof, the issued and outstanding capital stock of the Company consists of 10,387,274 shares of Common Stock, each of which includes the right to purchase Series A Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred") upon the terms and conditions set forth in the Rights Agreement, dated as of August 18, 1997, by and between the Company and ChaseMellon Shareholder Services, L.L.C., as amended (the "Rights Agreement"). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of, or are not otherwise subject to, any preemptive or other similar rights.



                                       4.

         (c) The Company has reserved an aggregate of 1,600,000 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant, and for the issuance of restricted shares and performance stock awards, under the Company's 1994 Employee Stock Option Plan, as amended, 1994 Directors Non-Qualified Stock Option Plan and 1996 Long Term Incentive Plan, as amended.

         (d) The Company has (i) agreed to issue an aggregate of 6,260,658 shares of Common Stock in exchange for $35,000,000 of the currently outstanding Preferred Securities (and the related junior subordinated debentures of the Company held by the Trust) and the $15,085,254 of accrued paid-in-kind distributions thereon as of March 31, 2002 upon consummation of the Preferred Restructuring and (ii) reserved 2,500,000 shares of Common Stock for issuance upon the conversion of the $35,000,000 of Preferred Securities (and the related junior subordinated debentures of the Company held by the Trust) that will remain outstanding after consummation of the Preferred Restructuring.

         (e) The Company has reserved 350,000 shares of Series A Preferred upon exercise of the preferred stock purchase rights pursuant to the Rights Agreement.

         With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock. The Company has not granted to any stockholder the right to require the Company to register the sale of any securities owned by such stockholder in the Registration Statement (as defined below).

         4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES

         (a) The Shares have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The Certificates evidencing the Shares are in due and proper form under Delaware law.

         (b) The issuance of the Shares is not subject to preemptive or other similar rights.

         (c) Subject to the accuracy of the Purchasers' representations and warranties in Section 5 of this Agreement, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

         4.4 FINANCIAL STATEMENTS

         The consolidated financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly the consolidated financial position of the Company



                                       5.

and its subsidiaries as of the dates indicated and the results of their operations for the periods specified, subject, in the case of unaudited interim financial statements, to normal year-end adjustments. Except as otherwise stated in such Company Documents, such consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, and any supporting schedules included with the consolidated financial statements present fairly the information stated in the financial statements. Except as otherwise indicated in such Company Documents, the financial data regarding the Company and its subsidiaries set forth in the Company Documents were prepared on an accounting basis consistent with such consolidated financial statements.

         4.5 NO MATERIAL CHANGE

         Since June 24, 2001, except as disclosed in the Company Documents,

         (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business;

         (b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company;

         (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

         (d) The Company has not incurred any material contingent obligations.

         4.6 ENVIRONMENTAL

         Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole:

         (a) each of the Company and its subsidiaries is in compliance with all applicable Environmental Laws (as defined below);

         (b) each of the Company and its subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals;

         (c) there are no pending or, to the best of the Company's knowledge, threatened Environmental Claims (as defined below) against the Company or any of its subsidiaries; and

         (d) under applicable law, there are no circumstances with respect to any property or operations of the Company or any of its subsidiaries that are reasonably likely to form the basis of an Environmental Claim against the Company or any of its subsidiaries.



                                       6.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

         4.7 NO DEFAULTS

         Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other material instrument or material agreement to which the Company or any of its subsidiaries is a party or by which such party may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject.

         4.8 LABOR MATTERS

         No union labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent which could reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole.

         4.9 NO ACTIONS

         There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which, singly or in the aggregate, would reasonably be expected to result in any material adverse change in the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole, or which, singly or in the aggregate, might materially and adversely affect the Company's ability to consummate the transactions contemplated by this Agreement, nor, to the knowledge of the Company, is there any reasonable basis therefor. Neither the Company nor any of its subsidiaries is in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality applicable to it which, singly or in the aggregate, would have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole.

         4.10 INTELLECTUAL PROPERTY

         (a) The Company or its subsidiaries owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property that



                                       7.

are material to the business of the Company as now conducted and as proposed to be conducted (in this Agreement called the "Proprietary Rights"), or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company as proposed to be conducted.

         (b) The Company does not have any knowledge of, and neither the Company nor any of its subsidiaries has given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights, or with respect to any license of Proprietary Rights, which are material to the business of the Company.

         (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or, to the best of the Company's knowledge, threatened which involves any Proprietary Rights owned by the Company or any of its subsidiaries, nor, to the best of the Company's knowledge, is there any reasonable basis therefor. To the best of the Company's knowledge, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or threatened which involves any Proprietary Rights licensed by the Company or any of its subsidiaries, nor, to the best of the Company's knowledge, is there any reasonable basis therefor.

         (d) Neither the Company nor any of its subsidiaries is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract, which restricts or impairs the use of any Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

         (e) Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon any third-party proprietary rights.

         (f) No claims have been asserted by any person with respect to the validity of the Company's or any of its subsidiaries' ownership rights with respect to the Proprietary Rights owned by the Company or any of its subsidiaries and, to the best of the Company's knowledge, there is no reasonable basis therefor. To the best of the Company's knowledge, no claims have been asserted by any person with respect to the validity of the Company's or any of its subsidiaries' right to use the Proprietary Rights licensed by the Company or any of its subsidiaries and, to the best of the Company's knowledge, there is no reasonable basis therefor.

         (g) The Company and its subsidiaries have complied, in all material respects, with their obligations set forth in any license agreements to which the Company or any of its subsidiaries is a party relating to the protection of the Proprietary Rights which are material to the business of the Company.

         (h) To the knowledge of the Company, no person is infringing on or otherwise violating the Proprietary Rights.



                                       8.

         4.11 PERMITS

         The Company and its subsidiaries possess and are operating in compliance in all material respects with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permit, or any circumstance which would lead it to believe that such proceedings are reasonably likely, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole.

         4.12 DUE EXECUTION, DELIVERY AND PERFORMANCE

         (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy or other similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies, (ii) general principles of equity or (iii) applicable laws and consideration of public policy relating to indemnification and contribution provisions.

         (b) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated in this Agreement by the Company and the fulfillment of the terms of this Agreement by the Company, including the Company's sale, issuance and delivery of the Shares, (i) have been duly authorized by all necessary corporate action on the part of the Company, subject to the approval of the issuance and sale of the Shares by the Company's stockholders as contemplated by Section 7.1(b); (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or any of its subsidiaries is a party or by which such party may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; (iii) will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company; (iv) will not result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order, and (v) will not, in and of itself, cause a Purchaser to become an Acquiring Person as such term is defined in the Rights Agreement, except in the case of clauses (ii) and
(iv) as would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole, or the ability of the Company to consummate the transaction contemplated hereunder.

         4.13 PROPERTIES

         Each of the Company and its subsidiaries has good and valid title to all properties owned by them which are material to the business of the Company, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. Such




                                       9.

properties are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company or any of its subsidiaries is held under valid, subsisting and, to the best of the Company's knowledge, enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company.

         4.14 COMPLIANCE

         Each of the Company and its subsidiaries has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Company and its subsidiaries, taken as a whole.

         4.15 CONTRIBUTIONS

         To the Company's knowledge, neither the Company nor any employee or agent of the Company in the course of acting on behalf of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation.

         4.16 USE OF PROCEEDS; INVESTMENT COMPANY

         The Company intends to use the proceeds from the sale of the Shares to reduce the Company's debt, to pay transaction costs related to the amendment of the Credit Facility, the restructuring of the Preferred Securities and the sale of the Shares, to pay any taxes incurred as a result of restructuring the Preferred Securities and for general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.17 PRIOR OFFERINGS

         All offers and sales of capital stock of the Company during the past five years were at all relevant times registered under, or exempt from the registration requirements of, the Securities Act and were registered under, or subject to an available exemption from the registration requirements of, the applicable state securities or Blue Sky laws.

         4.18 TAXES

         The Company and its subsidiaries have filed all tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.



                                      10.

         4.19 NON-COMPETITION AGREEMENTS

         To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

         4.20 TRANSFER TAXES

         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         4.21 INSURANCE

         The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         4.22 GOVERNMENTAL/ REGULATORY CONSENTS

         No registration, authorization, approval, qualification or consent with or required by any court or governmental/ regulatory authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

         4.23 SECURITIES AND EXCHANGE COMMISSION FILINGS; S-3 ELIGIBILITY

         Since November 1, 2000, the Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is eligible to use Form S-3 to register the resale of the Shares under the Securities Act in accordance with Section 7.2 below.

         4.24 ADDITIONAL INFORMATION

         The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to each Purchaser before the Closing, is or will be, as the case may be, true and correct in all material respects as of the respective filing date of the applicable Company Document:



                                      11.

         (a) the Company's Annual Report on Form 10-K for the fiscal year ended June 24, 2001;

         (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended September 23, 2001 and December 24, 2001;

         (c) the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders; and

         (d) all other documents, if any, filed by the Company with the Commission since June 24, 2001 pursuant to Section 13, 14 or 15 of the Exchange Act.

         As of their respective filing dates, the Company Documents (i) complied or will comply, as the case may be, in all material respects with the requirements of the Exchange Act and (ii) did not or will not, as the case may be, contain any untrue statement of material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, as of its filing date, the definitive proxy statement that the Company will prepare and file with the Commission and distribute to its stockholders in connection with obtaining stockholder approval of the issuance and sale of the Shares at the Special Meeting (as defined below) (i) will comply in all material respects with the requirements of the Exchange Act and (ii) will not contain any untrue statement of material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.25 NO INTEGRATED OFFERING

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchasers or cause the issuance of the Shares to the Purchasers to be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any registration requirement under the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

         4.26 LISTING OF SHARES

         So long as any Purchaser owns any of the Shares, the Company shall use its best efforts to maintain the listing of the Common Stock on a national securities exchange or automated quotation system. The Company (a) has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from the Nasdaq National Market, (b) is in compliance with the listing requirements of the Nasdaq National Market and (c) has no reason to believe that the Common Stock will be delisted from the Nasdaq National Market.



                                      12.

         4.27 NO MANIPULATION OF STOCK

         The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         Each Purchaser represents, warrants and covenants to the Company as follows:

         5.1 SECURITIES LAW REPRESENTATIONS AND WARRANTIES

         (a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

         (b) The Purchaser is acquiring the number of Shares set forth opposite its name on Schedule A in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares, other than as contemplated in Section 7 of this Agreement or as would otherwise not be in violation of the Securities Act or any applicable state securities laws.

         (c) The Purchaser has completed or caused to be completed and delivered to the Company the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Certificates, any necessary filings required by applicable state securities laws and the Registration Statement (as defined in Section 7.4 below), and the answers to the Questionnaires are true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

         (d) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

         (e) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         (f) The Purchaser understands that the offer and sale of the Shares to the Purchaser have not been and are not being registered under the Securities Act or any state securities laws, and the Shares may not be offered for sale, sold, assigned, pledged, transferred or otherwise



                                      13.

disposed of unless (i) subsequently registered thereunder, (ii) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of may be so offered for sale, sold, assigned, pledged, transferred or otherwise disposed of pursuant to an exemption from such registration or (iii) the Purchaser provides the Company with written reasonable assurance that such Shares can be or are being offered for sale, sold, assigned, pledged, transferred or otherwise disposed of (a) pursuant to, and in compliance with, Rule 144 under the Securities Act or (b) to an Affiliate of the Purchaser pursuant to an exemption from such registration and such Affiliate agrees in writing to be bound by the terms hereof. For purposes of this Agreement, the term "Affiliate" shall mean with respect to any person or entity any such other person or entity that is controlled by that person or entity, controls that person or entity or is under common control with that person or entity, including, if an entity is an investment company, any fund or account advised by such entity's investment advisor.

         (g) The Purchaser understands that the Certificates representing the Shares purchased by it hereunder, until the occurrence of an event described in
Section 5.1(f)(i), (ii) or (iii), shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS,
                  (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTED FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (C) WRITTEN REASONABLE ASSURANCE THAT IT WILL BE DONE (I) PURSUANT TO, AND IN COMPLIANCE WITH, RULE 144 UNDER SAID ACT OR (II) TO AN AFFILIATE PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

The Company agrees to cause such legend and stop transfer order to be removed from the Certificates representing the applicable Shares of a Purchaser upon the occurrence of an event described in Section 5.1(f)(i), (ii) or (iii).

         The Purchaser also understands that pursuant to the Rights Agreement the Certificates shall also contain a legend in substantially the following form:

                  THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN DT



                                      14.

                  INDUSTRIES, INC. (THE "COMPANY") AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "RIGHTS AGENT") DATED AS OF AUGUST 18, 1997 (AS AMENDED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

5.2      RESALES OF SHARES

         (a) The Purchaser acknowledges and agrees that Shares purchased by it hereunder are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the Certificate submitted to the Transfer Agent evidencing such Shares is accompanied by a separate officer's certificate:

                  (i) in the form of Appendix III to this Agreement;

                  (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

                  (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

         (b) The Company shall notify the Purchasers if it determines, in good faith following consultation with its Board of Directors or a committee thereof, that an event has happened as a result of which the Registration Statement or the Prospectus (as defined in Section 7.4.1 below) includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Upon receipt of such notice, the Purchasers will suspend their use of the



                                      15.

Prospectus until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act, in each case to correct such misstatement or omission. The Company shall use its best efforts to prepare and file with the Commission any such amendment, supplement or report, as the case may be, as soon as practicable after delivering such notice to the Purchasers.

         (c) In addition to the foregoing provisions of Section 5.2(b), the Company may, upon written notice to the Purchasers, suspend the use of the Prospectus for up to forty-five (45) days in any 365-day period (less the number of days in such 365-day period that the Purchasers must suspend their use of the Prospectus pursuant to Section 5.2(b)) based on the reasonable determination of the Company's Board of Directors or a committee thereof that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the SEC or similar events. Notwithstanding anything else to the contrary in Section 5.2(b), the Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus pursuant to this Section 5.2(c) if the Company determines in its good faith judgment that the business purpose should remain confidential.

         (d) The Company shall notify each Purchaser (i) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, or any other information request by any other governmental agency directly relating to the offering of the Shares, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose.

         (e) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares.

         (f) The Purchaser acknowledges that the Registration Statement may also register under the Securities Act the resale of the shares of Common Stock issued and issuable upon conversion or exchange of the Preferred Securities and the paid-in-kind distributions thereon after the consummation of the Preferred Restructuring, provided that the holders of such shares of Common Stock agree to the Plan of Distribution section proposed by the Purchasers for the Registration Statement.

         5.3 DUE EXECUTION, DELIVERY AND PERFORMANCE

         (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy or other similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies, (ii) general principles of equity or (iii) applicable laws and consideration of public policy relating to indemnification and contribution provisions.

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the


                                      16.

terms of this Agreement have been duly authorized by all necessary corporate, agency or other action and will not conflict with or violate the provisions of the organizational documents of the Purchaser, including, without limitation, its charter, bylaws, partnership agreement or operating agreement, as applicable, or any applicable statute, law, rule, regulation, ordinance, decision, directive or order, except as would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to consummate the transaction contemplated hereunder.

         5.4 VOTE AT SPECIAL MEETING

         The Purchaser covenants to vote, and to use its best efforts to cause each entity listed opposite its name on Schedule B to vote, at the Special Meeting (as defined below), in person or by proxy, the shares of Common Stock beneficially owned by it in favor of the Company's issuance and sale of the Shares hereunder and the Company's issuance of shares of Common Stock in the Preferred Restructuring. The Purchaser hereby recognizes and acknowledges that a breach by it of the foregoing covenant will cause the Company to sustain irreparable harm for which the Company has no adequate remedy at law, and, therefore, the Purchaser agrees that in the event of any threatened or actual breach of the foregoing covenant the Company shall be entitled to the remedy of specific performance of such covenant and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

6.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers in this Agreement shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor, provided that the representations and warranties of the Company in Section 4 shall survive until a date that is 18 months after the Closing Date.

7. PROXY STATEMENT; FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT; COVENANTS

         7.1 PROXY STATEMENT; STOCKHOLDERS MEETING

         (a) As promptly as practicable after the execution of this Agreement, and in any event not more than 10 days following the execution of this Agreement by all parties hereto, the Company shall prepare, and file with the Commission, a preliminary proxy statement with respect to obtaining stockholder approval of the issuance and sale of the Shares.

         (b) Promptly after the date hereof, the Company shall take such action as is necessary to convene a meeting of its stockholders (the "Special Meeting"), which Special Meeting shall be held as promptly as practicable for the purpose of voting on the issuance and sale of the Shares. Upon conclusion of the Special Meeting, the Company shall promptly notify the Purchasers as to whether its stockholders have approved the issuance and sale of the Shares at the Special Meeting.


                                      17.

         7.2 FORM D FILING; REGISTRATION OF SHARES

             7.2.1 REGISTRATION STATEMENT; EXPENSES

         The Company shall:

         (a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Regulation D under the Securities Act.

         (b) as soon as practicable after the Closing Date, but in no event later than the 15th day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Company is ineligible to use Form S-3, then on such other form as is available for such registration) registering under the Securities Act the sale of the Shares by the Purchasers from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

         (c) use its reasonable best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 90 days after the Closing Date;

         (d) notify Purchasers promptly upon the Registration Statement, and any post-effective amendment thereto, being declared effective by the Commission;

         (e) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.4.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) the date on which the Shares may be resold by the Purchasers without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect;

         (f) promptly furnish to the Purchasers with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers;

         (g) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

         (h) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and


                                      18.

         (i) bear all expenses in connection with the procedures in paragraphs
(a) through (i) of this Section 7.2.1 and the registration of the Shares pursuant to the Registration Statement, but excluding fees and expenses of counsel for the Purchasers and any commissions or other amounts payable to brokers and any transfer taxes relating to Shares sold by the Purchasers.

             7.2.2 DELAY OF EFFECTIVENESS, OR SUSPENSION OF USE, OF REGISTRATION
                   STATEMENT

         In the event that (i) the Registration Statement is not declared effective on or before the 90th day following the Closing Date (the "Damages Date") or (ii) the Purchasers' use of the Prospectus is suspended for more than 45 days in any 365-day period pursuant to Sections 5.2(b) and (c), the Company shall pay to each Purchaser liquidated damages in an amount equal to 0.05% of the total purchase price of the Shares purchased by such Purchaser pursuant to this Agreement for each trading day after the Damages Date that the Registration Statement is not declared effective or for each trading day in excess of 45 days in any 365-day period that the Purchasers' use of the Prospectus is suspended pursuant to Sections 5.2(b) and (c), as applicable.

         7.3 TRANSFER OF SHARES AFTER REGISTRATION

         Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.2 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

         7.4 INDEMNIFICATION

         For the purpose of this Section 7.4, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.2.

             7.4.1 INDEMNIFICATION BY THE COMPANY

         Subject to Section 7.4.5, the Company agrees to indemnify and hold harmless each of the Purchasers, such Purchaser's officers, directors, trustees, partners, members, employees and agents, and each person, if any, who controls or is under common control with any Purchaser within the meaning of the Securities Act (each, a "Purchaser Indemnitee"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser Indemnitees may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, including financial statements and schedules, and all other documents filed as a part thereof, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or in the prospectus related thereto, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities


                                      19.

Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or (b) in whole or in part any inaccuracy in the representations and warranties of the Company contained in this Agreement, or (c) any failure of the Company to perform its obligations under this Agreement or under applicable law, and will reimburse each Purchaser Indemnitee for reasonable legal and other expenses as such expenses are incurred by such Purchaser Indemnitee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to a Purchaser Indemnitee to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Purchaser expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, or (ii) the failure of the applicable Purchaser to comply with the covenants and agreements contained in Section 5.2 or 7.3 of this Agreement regarding the resale of the Shares, or (iii) the inaccuracy of any representations and warranties made by the applicable Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus or supplement thereto that was delivered to the applicable Purchaser a reasonable amount of time before the pertinent sale or sales by such Purchaser or (v) a direct claim against the Company by such Purchaser Indemnitee if such Purchaser Indemnitee is a person that is under common control with any Purchaser (as opposed to a third-party claim against such Purchaser Indemnitee).

             7.4.2 INDEMNIFICATION BY THE PURCHASER

         Subject to Section 7.4.5, each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in
Section 5.2 or 7.3 of this Agreement regarding the resale of the Shares or (ii) the inaccuracy of any representations and warranties made by such Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such


                                      20.

untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein and such Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person for reasonable legal and other expenses as such expenses are incurred by the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction of such untrue statement or omission of a material fact a reasonable amount of time before the occurrence of the transaction from or upon which such loss, claim, damage, liability or expense arose or was based.

             7.4.3 INDEMNIFICATION PROCEDURE

         (a) Promptly after receipt by an indemnified party under this Section
7.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 7.4 to the extent it is not prejudiced as a result of such failure.

         (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 7.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

             (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of


                                      21.

more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

             (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

             7.4.4 CONTRIBUTION

         If the indemnification provided for in this Section 7.4 is required by clause (i) of Section 7.4.1 or clause (iii) of Section 7.4.2 but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.4 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the statements or omissions, the inaccuracies in the representations and warranties in this Agreement or the breach of covenants and agreements in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

         The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.4.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.4.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.4.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.4 for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.4, no Purchaser shall be required to contribute any amount in excess of the amount by which the total proceeds received by it from the sale of the Shares exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.4 are several and not joint.


                                      22.

             7.4.5 LIMITS ON LIABILITY

         In no event shall the aggregate liability hereunder (i) of the Company exceed the aggregate purchase price paid by the Purchasers for the Shares with respect to the matters described in clauses (b) and (c) of Section 7.4.1 or (ii) of a Purchaser exceed (x) the purchase price paid by the Purchaser for the Shares it bought hereunder with respect to the matters described in clauses (i) and (ii) of Section 7.4.2 and (y) the gross proceeds to such Purchaser as a result of the sale of Shares pursuant to a Registration Statement, Prospectus or any amendment or supplement thereto with respect to the matters described in clause (iii) of Section 7.4.2.

         7.5 INFORMATION AVAILABLE

         From the date of this Agreement through the date the Registration Statement covering the resale of Shares owned by any Purchaser is no longer effective, the Company will furnish to such Purchaser:

         (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 90 days after the end of each fiscal year of the Company), one copy of:

             (i) its Annual Report to Shareholders (which Annual Report shall contain consolidated financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

             (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

             (iii) if not included in substance in any Quarterly Reports to Shareholders, its Quarterly Reports on Form 10-Q; and

             (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

         (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

         7.6 RULE 144 INFORMATION

         Until the earlier of (i) the date on which the Shares may be resold by the Purchasers without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect, the Company shall file all reports required to be filed by it under the Securities Act, the rules and regulations promulgated thereunder and the Exchange Act so long as it is subject to such requirements and shall take such further reasonable action to the extent required to enable the Purchasers to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).


                                      23.

         7.7 STOCK OPTION MATTERS AND PROHIBITION ON TOXICS

         The Company shall, within thirty (30) days after the Closing Date, adopt such amendments to, with respect to (i) and (ii) below, the Company's stock option plans and By-laws, and, with respect to (iii) and (iv) below, the Company's By-laws (together, the "Stock Option Plan and By-law Amendments") to provide that, unless approved by a majority vote of the shares of common stock of the Company outstanding, the Company shall not:

             (i) grant any stock option, including stock appreciation right, with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

             (ii) reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future; cancel any outstanding options held by a grantee with an agreement to re-grant options to such optionee at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other similar scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other similar scheme;

             (iii) sell or issue any security of the Company convertible into, or exercisable or exchangeable for, shares of common stock of the Company ("Common Stock Equivalent"), having a conversion, exercise or exchange price per share ("Equivalent Price") which is subject to downward adjustment based on the market price of the common stock of the Company at the time of conversion, exercise or exchange of such security into common stock of the Company (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

             (iv) enter into (a) any equity line or similar agreement or arrangement; or (b) any agreement to sell common stock of the Company (or any Common Stock Equivalent) at a per share price (or, with respect to a Common Stock Equivalent, at an Equivalent Price) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the foregoing provisions of this
Section 7.7, however, a price protection clause shall be permitted in an agreement for sale of common stock of the Company or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of common stock of the Company or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement)(the "Fixed Price") (i) in the event that the Company, during the period beginning on the date of the agreement and ending no later than 90 days after the closing date of the transaction, sells shares of its common stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price or (ii) for appropriate adjustments made to give effect to any stock splits or stock dividends.

         The Stock Option Plan and By-law Amendments may not be further amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders. Upon the adoption of the Stock Option Plan and By-law Amendments, the Company shall promptly furnish a copy of such amendments to the


                                      24.

Purchasers. The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not conduct any of the actions specified in
(i), (ii), (iii) or (iv) above of this Section 7.7.

8.       LEGAL FEES AND OTHER TRANSACTION EXPENSES

         At the Closing, the Company agrees to pay a flat fee of $5,000 to the State of Wisconsin Investment Board for its legal and other transaction expenses (whether internal or external) arising in connection with the transactions contemplated by this Agreement.

9.       BROKER'S FEE

         The Purchasers acknowledge that the Company intends to pay to William Blair & Company LLC ("William Blair"}, the placement agent, a fee in respect of the sale of the Shares to the Purchasers. Other than the foregoing payment to William Blair, each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to William Blair or any other person or firm acting on behalf of the Company hereunder.

10.      NOTICES

         All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

         (a) if to the Company, to:


             DT Industries, Inc.
             907 West 5th Street
             Dayton, Ohio 45407
             Attention:  President and General Counsel
             Telephone:  (937) 586-5600
             Facsimile:  (937) 586-5605

         with a copy to:

             Katten Muchin Zavis Rosenman
             525 West Monroe Street
             Suite 1600
             Chicago, Illinois 60661
             Attention:  Herbert S. Wander
                         Adam R. Klein
             Telephone:  (312) 902-5200
             Facsimile:  (312) 902-1600


                                      25.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (b) if to a Purchaser, at its address or facsimile number as set forth on the signature page to this Agreement, or at such other address or addresses or facsimile number or numbers as may have been furnished to the Company in writing.

         Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

11.      MODIFICATION; AMENDMENT; TERMINATION

         (a) This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each of the Purchasers;

         (b) This Agreement may be terminated as to any Purchaser, at the option of such Purchaser upon written notice to the Company, at any time after July 2, 2002 if the Closing has not occurred on or before such date.

12.      ENTIRE AGREEMENT

         This Agreement, including the Schedule and Exhibits attached hereto, supersedes all other prior oral or written agreements between the parties with respect to the matters discussed herein and contains the entire understanding with respect to the matters covered herein.

13.      HEADINGS

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.      SEVERABILITY

         If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.      GOVERNING LAW; JURISDICTION

         This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Nothing herein shall affect the right of the Purchasers to serve process in any manner permitted by law or limit the right of the Purchasers to bring proceedings against the Company in the competent courts of any jurisdiction or jurisdictions.


                                      26.

16.      NO CONFLICTS OF INTEREST.

         The Company represents, warrants, and covenants that, to its knowledge, no trustee or employee of the State of Wisconsin Investment Board identified on the attached Exhibit E, either directly or indirectly, (a) currently holds, except as may be specifically set forth below, a personal interest in the Company or any of its affiliates (together, the "Entity") or the Entity's property or publicly-traded securities, or (b) will, in connection with the investment made pursuant to this Agreement, receive (i) a personal interest in the Entity or the Entity's property or publicly-traded securities or (ii) anything of substantial economic value for his or her private benefit from the Entity or anyone acting on its behalf. With respect to clause (a) of this
Section 16, as to ownership of a personal interest in the Entity's publicly-traded securities, "knowledge" hereunder is based on an examination of record holders of the Entity's securities and actual knowledge of Stephen Perkins and John Casper and, with respect to clause (a) of this Section 16, as to ownership of a personal interest in the Entity's property, "knowledge" hereunder is based on the actual knowledge of Stephen Perkins and John Casper.

17.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

18.      SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that a Purchaser may not assign its rights or obligations hereunder without the consent of the Company.

19.      NO THIRD-PARTY BENEFICIARIES

         Except as provided in Section 7, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

 20.     PUBLICITY

         Except as required by law, including, without limitation, in the Registration Statement, or by obligations pursuant to any listing agreement with, or requirement of, any national securities exchange or national quotation system on which the Common Stock is listed, admitted to trading or quoted, the Company shall not, without the prior written consent of each affected Purchaser
(i) make any public announcement or issue any press release that includes the name of such Purchaser or any Affiliate of such Purchaser with respect to the transactions contemplated by the Agreement or (ii) otherwise use in advertising or publicity the names of any Purchaser, any Affiliates of any Purchaser, any directors, officers, partners, members, trustees or employees of any Purchaser or any of its Affiliates, any of the funds or accounts managed by a Purchaser or any of its Affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of any Purchaser of any of its Affiliates.


                                      27.

21.      MASSACHUSETTS BUSINESS TRUST

         A copy of the Agreement and Declaration of Trust of each Purchaser that is a fund or series investment company (each, a "Fund") that is a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. The Company and the other Purchasers acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. The Company agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. The Company is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                            [Signature pages follow]


                                      28.

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                DT INDUSTRIES, INC.

                                By:  /s/ Authorized Signature
                                     -------------------------------

                                Name:
                                      ------------------------------

                                Its:
                                      ------------------------------



                                STATE OF WISCONSIN INVESTMENT BOARD


                                By:  /s/ Authorized Signature
                                     -------------------------------

                                Name:
                                      ------------------------------

                                Its:
                                      ------------------------------

                                Address:

                                121 East Wilson Street
                                Madison, WI 53702
                                Facsimile: (608) 266-2436



                                PUTNAM VARIABLE TRUST -
                                PUTNAM VT SMALL CAP VALUE FUND

                                By:      Putnam Investment Management, LLC


                                By:  /s/ Authorized Signature
                                     -------------------------------

                                Name:
                                      ------------------------------

                                Its:
                                      ------------------------------

                                Address:

                                One Post Office Square
                                Boston, MA 02109
                                Facsimile: 617-292-1625


                                       2.

                                         PUTNAM INVESTMENT FUNDS -
                                         PUTNAM SMALL CAP VALUE FUND

                                         By:  Putnam Investment Management, LLC

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         One Post Office Square
                                         Boston, MA 02109
                                         Facsimile:617-292-1625

                                         PUTNAM WORLD TRUST II -
                                         PUTNAM U.S. SMALL CAP VALUE EQUITY
                                         FUND

                                         By:  The Putnam Advisory Company, LLC

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         One Post Office Square
                                         Boston, MA 02109
                                         Facsimile:617-292-1625

                                         FIDELITY PURITAN TRUST:
                                         FIDELITY LOW-PRICED STOCK FUND

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         82 Devonshire Street
                                         Boston, MA 02109
                                         Facsimile:617-385-2276


                                       3.

                                         NTC - IRONWOOD CAPITAL
                                         MANAGEMENT BELL SOUTH MASTER
                                         PENSION

                                         By:  Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile:617-757-7605

                                         NTCC FOR EMPLOYEES BENEFIT TRUST

                                         By:   Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile:617-757-7605

                                         NTCC FOR GRANTORS TRUST

                                         By:   Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------



                                         Address:

                                       4.

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile:617-757-7605

                                         PNC/HILLVIEW ALPHA FUND

                                         By: Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile:617-757-7605

                                         IDEX/ISABELLE SMALL CAP VALUE FUND

                                         By: Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile:617-757-7605


                                       5.

                                         ICM/ISABELLE SMALL CAP VALUE FUND

                                         By: Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile: 617-757-7605

                                         UNIVERSITY OF NOTRE DAME
                                         IRONWOOD CAPITAL MANAGEMENT

                                         By: Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile: 617-757-7605

                                         NTCC OREGON

                                         By: Ironwood Capital Management, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                       6.

                                         21 Custom House Street
                                         Boston, MA 02110
                                         Facsimile: 617-757-7605

                                         ROYCE OPPORTUNITY FUND #6623

                                         By: Royce & Associates, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         1414 Avenue of the Americas
                                         Suite 900
                                         New York, NY 10019
                                         Facsimile:212-752-8875

                                         DJURSHOLM INVESTMENTS

                                         By:   Royce & Associates, LLC,
                                         its investment adviser

                                         By:  /s/ Authorized Signature
                                              -------------------------------

                                         Name:
                                               ------------------------------

                                         Title:
                                               ------------------------------

                                         Address:

                                         1414 Avenue of the Americas
                                         Suite 900
                                         New York, NY 10019
                                         Facsimile:212-752-8875



                                       7.

                                     HOV INVESTMENTS

                                     By: Royce & Associates, LLC,
                                     its investment adviser

                                     By:  /s/ Authorized Signature
                                          -------------------------------

                                     Name:
                                           ------------------------------

                                     Title:
                                           ------------------------------

                                     Address:

                                     1414 Avenue of the Americas
                                     Suite 900
                                     New York, NY 10019
                                     Facsimile: 212-752-8875


                                     INGELSTORP INVESTMENTS

                                     By: Royce & Associates, LLC,
                                     its investment adviser

                                     By:  /s/ Authorized Signature
                                          -------------------------------

                                     Name:
                                           ------------------------------

                                     Title:
                                           ------------------------------

                                     Address:

                                     1414 Avenue of the Americas
                                     Suite 900
                                     New York, NY 10019
                                     Facsimile: 212-752-8875


                                     CAXTON INTERNATIONAL LIMITED

                                     By:  Caxton Associates, L.L.C., its trading
                                     adviser and attorney-in-fact

                                     By:  /s/ Authorized Signature
                                          -------------------------------

                                     Name:
                                           ------------------------------

                                     Title:
                                           ------------------------------



                                     Address:



                                       8.

                                          c/o Prime Management Limited
                                          Mechanics Building
                                          12 Church Street
                                          Hamilton HM 11 Bermuda
                                          Facsimile: 441-295-3926


                                          with a copy to:

                                          Caxton Associates, L.L.C.
                                          Princeton Plaza
                                          Building 2
                                          731 Alexander Road
                                          Princeton, NJ  08540
                                          Facsimile: 609-419-9040

                                          LIBERTYVIEW FUNDS, L.P.

                                          By:  /s/ Authorized Signature
                                               -------------------------------

                                          Name:
                                                ------------------------------

                                          Title:
                                                ------------------------------

                                          Address:

                                          101 Hudson Street - Suite 3700
                                          Jersey City, NJ 07302
                                          Facsimile:(201) 200-9781




                                       9.

                                          LIBERTYVIEW FUND, LLC

                                          By:  /s/ Authorized Signature
                                               -------------------------------

                                          Name:
                                                ------------------------------

                                          Title:
                                                ------------------------------

                                          Address:

                                          101 Hudson Street - Suite 3700
                                          Jersey City, NJ 07302
                                          Facsimile:  (201) 200-9781










                                       10.